SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                December 6, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-19122                 95-3640931
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


              80 SW Eighth Street, Suite 2160, Miami, Florida 33130
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               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On December 6, 2002, Aphton Corporation (the "Company") announced that the Company received the funds and sold 1,520,000 shares of registered common stock at $2.375 per share for gross proceeds of $3,610,000 in a transaction. Life Science Group, Inc. acted as placement agent in connection with the transaction.

          The proceeds of the financing will be used for general corporate purposes, including to fund the Company's on-going clinical trials and operations while the Company negotiates with one or more strategic partners to structure a worldwide agreement that could provide substantial funds to the Company, immediate and over time, if and when negotiations are successfully concluded.

          A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state.

          Aphton Corporation is a biopharmaceutical company in one Phase III and three Phase II clinical trials developing products using its innovative vaccine-like technology for neutralizing hormones that participate in gastrointestinal system and reproductive system cancer and non-cancer diseases worldwide. Aphton has several strategic alliances including strategic alliances with Aventis Pasteur (NYSE: AVE) for treating gastrointestinal system and other cancers with G17DT in North America and Europe; and GlaxoSmithKline (NYSE: GSK) for reproductive system cancer and non-cancer diseases worldwide; and others.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1  Text of Press  Release of the  Company  dated  December  6,
                     2002.

                                    SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        APHTON CORPORATION
                                        (Registrant)

                                        By:  /s/  Frederick W. Jacobs
                                           -------------------------------------
                                           Name:  Frederick W. Jacobs
                                           Title: Vice President, Chief
                                                  Financial Officer, Treasurer
                                                  and Chief Accounting Officer

Dated: December 6, 2002